UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: February 28, 2019

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 72.70%
Angola - 3.19%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	15,500,462	$17,321,766	(1)
	USD	9.50%	11/12/25	648,000	737,100	(2)
	USD	8.25%	05/09/28	5,954,000	6,207,045	(3)
	USD	8.25%	05/09/28	3,284,000	3,423,570	(2)
	USD	9.38%	05/08/48	9,290,000	9,940,300	(3)
					37,629,781

Argentina - 6.73%
Provincia del Chaco	USD	9.38%	08/18/24	999,000	776,722	(2)
Republic of Argentina:
	USD	4.50%	02/13/20	4,001,000	3,880,970
	EUR	7.82%	12/31/33	62,520,449	63,892,512
	EUR	2.26%	12/31/38	16,432,000	10,969,881	(4)
					79,520,085

Bahrain - 1.44%
Kingdom of Bahrain:
	USD	7.00%	01/26/26	1,000,000	1,068,750	(3)
	USD	7.00%	10/12/28	582,000	616,920	(3)
	USD	6.75%	09/20/29	5,732,000	5,982,775	(3)
	USD	6.75%	09/20/29	2,405,000	2,510,219	(2)
	USD	6.00%	09/19/44	316,000	287,560	(2)
	USD	7.50%	09/20/47	5,781,000	6,019,466	(3)
	USD	7.50%	09/20/47	500,000	520,625	(2)
					17,006,315

Belarus - 0.42%
Republic of Belarus:
	USD	6.88%	02/28/23	755,000	785,393	(3)
	USD	7.63%	06/29/27	2,805,000	3,022,387	(2)
	USD	6.20%	02/28/30	1,203,000	1,180,444	(2)
					4,988,224

Bolivia - 0.49%
Republic of Bolivia	USD	4.50%	03/20/28	6,297,000	5,793,586	(2)

Brazil - 3.27%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,665,900	1,684,641	(3)
	USD	5.33%	02/15/28	7,737,300	7,824,345	(2)
Republic of Brazil:
	USD	6.00%	04/07/26	7,506,000	8,211,564
	USD	4.63%	01/13/28	9,197,000	9,146,279
	USD	8.25%	01/20/34	1,531,000	1,946,000
	USD	5.63%	01/07/41	1,220,000	1,222,763
	USD	5.00%	01/27/45	5,045,000	4,601,040
	USD	5.63%	02/21/47	4,021,000	3,952,784
					38,589,416

Cameroon - 1.06%
Republic of Cameroon:
	USD	9.50%	11/19/25	8,057,000	8,671,346	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon (continued)
Republic of Cameroon: (continued)
	USD	9.50%	11/19/25	3,630,000	$3,906,788	(2)
					12,578,134

Colombia - 2.62%
Republic of Columbia:
	USD	8.13%	05/21/24	3,515,000	4,196,506
	USD	4.50%	01/28/26	2,646,000	2,729,349
	USD	4.50%	03/15/29	4,559,000	4,661,577
	USD	5.63%	02/26/44	2,617,000	2,842,062
	USD	5.00%	06/15/45	5,824,000	5,870,592
	USD	5.20%	05/15/49	10,379,000	10,690,370
					30,990,456

Costa Rica - 0.32%
Republic of Costa Rica:
	USD	4.38%	04/30/25	1,080,000	994,178	(3)
	USD	4.38%	04/30/25	3,000,000	2,761,605	(2)
					3,755,783

Dominican Republic - 2.09%
Dominican Republic:
	USD	7.50%	05/06/21	10,744,000	11,189,876	(2)
	USD	6.60%	01/28/24	1,632,000	1,747,407	(2)
	USD	5.88%	04/18/24	447,000	464,433	(3)
	USD	6.00%	07/19/28	4,000,000	4,156,020	(3)
	USD	6.00%	07/19/28	2,343,000	2,434,389	(2)
	USD	7.45%	04/30/44	1,587,000	1,758,086	(3)
	USD	6.50%	02/15/48	2,878,000	2,895,829	(2)
					24,646,040

Ecuador - 1.72%
Republic of Ecuador:
	USD	7.95%	06/20/24	1,497,000	1,487,696	(3)
	USD	8.88%	10/23/27	7,578,000	7,573,207	(2)
	USD	7.88%	01/23/28	5,026,000	4,772,702	(2)
	USD	7.88%	01/23/28	5,314,000	5,046,188	(3)
	USD	10.75%	01/31/29	1,300,000	1,422,850	(3)
					20,302,643

Egypt - 4.99%
Republic of Egypt:
	USD	6.13%	01/31/22	2,669,000	2,722,380	(3)
	USD	5.88%	06/11/25	2,066,000	2,046,631	(3)
	EUR	4.75%	04/16/26	1,370,000	1,515,454	(3)
	USD	7.50%	01/31/27	1,990,000	2,067,112	(3)
	USD	7.50%	01/31/27	2,217,000	2,302,909	(2)
	USD	6.59%	02/21/28	13,496,000	13,209,210	(3)
	USD	7.60%	03/01/29	6,444,000	6,604,295	(3)
	EUR	5.63%	04/16/30	350,000	377,207	(2)
	EUR	5.63%	04/16/30	19,997,000	21,551,457	(3)
	USD	6.88%	04/30/40	2,672,000	2,428,180	(3)
	USD	8.50%	01/31/47	3,953,000	4,066,649	(3)
					58,891,484

El Salvador - 0.98%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	193,423	(3)
	USD	5.88%	01/30/25	3,216,000	3,125,936	(2)
	USD	8.63%	02/28/29	4,277,000	4,703,481	(2)
	USD	8.25%	04/10/32	867,000	928,960	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
El Salvador (continued)
Republic of El Salvador: (continued)
	USD	8.25%	04/10/32	1,658,000	$1,776,489	(2)
	USD	7.63%	02/01/41	888,000	901,320	(2)
					11,629,609

Georgia - 0.21%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,446,480	(3)

Ghana - 1.61%
Republic of Ghana:
	USD	7.88%	08/07/23	2,278,000	2,386,205	(2)
	USD	10.75%	10/14/30	2,047,000	2,466,635	(3)
	USD	10.75%	10/14/30	11,736,000	14,141,880	(2)
					18,994,720

Great Britain - 0.15%
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	1,800,000	1,811,250	(2)

Hungary - 0.34%
Republic of Hungary	USD	5.38%	03/25/24	3,683,000	3,999,701

Indonesia - 3.69%
Perusahaan Penerbit SBSN	USD	3.75%	03/01/23	1,108,000	1,107,568	(2)
Republic of Indonesia:
	USD	5.38%	10/17/23	1,945,000	2,076,287	(2)
	USD	4.75%	01/08/26	7,822,000	8,099,286	(2)
	USD	4.35%	01/08/27	11,271,000	11,383,710	(3)
	USD	4.75%	02/11/29	2,217,000	2,316,211
	USD	8.50%	10/12/35	5,760,000	8,033,011	(2)
	USD	6.63%	02/17/37	3,550,000	4,268,822	(2)
	USD	5.25%	01/17/42	1,380,000	1,439,312	(2)
	USD	6.75%	01/15/44	948,000	1,182,725	(2)
	USD	5.13%	01/15/45	1,770,000	1,822,905	(2)
	USD	5.25%	01/08/47	664,000	699,966	(3)
	USD	5.35%	02/11/49	1,073,000	1,147,638
					43,577,441

Iraq - 0.23%
Republic of Iraq:
	USD	6.75%	03/09/23	827,000	842,506	(3)
	USD	5.80%	01/15/28	1,910,000	1,852,700	(2)
					2,695,206

Ivory Coast - 3.03%
Ivory Coast Government:
	USD	5.38%	07/23/24	1,895,000	1,847,625	(3)
	EUR	5.13%	06/15/25	4,421,000	5,097,814	(3)
	EUR	5.13%	06/15/25	1,809,000	2,085,941	(2)
	EUR	5.25%	03/22/30	7,030,000	7,626,450	(2)
	USD	6.13%	06/15/33	3,594,000	3,333,435	(2)
	USD	6.13%	06/15/33	15,199,000	14,097,073	(3)
	EUR	6.63%	03/22/48	1,642,000	1,755,632	(2)
					35,843,970

Jordan - 0.17%
Kingdom of Jordan:
	USD	7.38%	10/10/47	825,000	812,625	(3)
	USD	7.38%	10/10/47	1,262,000	1,243,070	(2)
					2,055,695

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kenya - 0.89%
Republic of Kenya:
	USD	6.88%	06/24/24	8,441,000	$8,683,679	(3)
	USD	7.25%	02/28/28	1,759,000	1,785,385	(3)
					10,469,064

Lebanon - 1.40%
Lebanese Republic:
	USD	5.45%	11/28/19	827,000	814,595
	USD	6.15%	06/19/20	1,284,000	1,234,245
	USD	8.25%	04/12/21	4,497,000	4,367,711	(2)
	USD	6.25%	05/27/22	3,822,000	3,449,355
	USD	6.10%	10/04/22	4,578,000	4,131,645
	USD	6.40%	05/26/23	2,406,000	2,156,378
	USD	6.60%	11/27/26	462,000	395,010
					16,548,939

Malaysia - 1.20%
1MDB Global Investments, Ltd.	USD	4.40%	03/09/23	15,200,000	14,176,432	(2)

Mexico - 0.88%
United Mexican States:
	USD	4.75%	03/08/44	2,446,000	2,321,254
	USD	4.35%	01/15/47	8,944,000	8,045,128
					10,366,382

New Guinea - 0.44%
Independent State of Papua New Guinea	USD	8.38%	10/04/28	4,862,000	5,168,914	(3)

Nigeria - 3.43%
Republic of Nigeria:
	USD	6.50%	11/28/27	24,742,000	24,432,725	(3)
	USD	6.50%	11/28/27	1,089,000	1,075,387	(2)
	USD	7.14%	02/23/30	1,282,000	1,285,205	(3)
	USD	8.75%	01/21/31	1,700,000	1,861,500	(3)
	USD	7.70%	02/23/38	5,443,000	5,402,178	(2)
	USD	7.63%	11/28/47	3,037,000	2,964,871	(3)
	USD	7.63%	11/28/47	3,560,000	3,475,450	(2)
					40,497,316

Oman - 3.44%
Oman Government:
	USD	4.13%	01/17/23	3,019,000	2,915,222	(3)
	USD	4.75%	06/15/26	1,033,000	950,360	(3)
	USD	5.38%	03/08/27	8,395,000	7,875,559	(3)
	USD	5.38%	03/08/27	1,350,000	1,266,469	(2)
	USD	5.63%	01/17/28	10,787,000	10,213,941	(3)
	USD	6.50%	03/08/47	14,619,000	12,992,636	(3)
	USD	6.75%	01/17/48	2,069,000	1,877,617	(3)
	USD	6.75%	01/17/48	2,776,000	2,519,220	(2)
					40,611,024

Pakistan - 1.11%
Republic of Pakistan:
	USD	8.25%	04/15/24	1,108,000	1,159,367	(2)
	USD	8.25%	09/30/25	1,690,000	1,777,804	(3)
	USD	6.88%	12/05/27	6,164,000	5,946,380	(2)
	USD	6.88%	12/05/27	3,867,000	3,730,475	(3)
	USD	7.88%	03/31/36	473,000	446,460	(2)
					13,060,486

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Panama - 0.41%
Republic of Panama	USD	9.38%	04/01/29	3,372,000	$4,843,878

Paraguay - 0.62%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,845,766	(2)
	USD	6.10%	08/11/44	4,939,000	5,433,023	(3)
					7,278,789

Qatar - 0.57%
State of Qatar:
	USD	5.75%	01/20/42	1,998,000	2,367,630	(3)
	USD	5.10%	04/23/48	1,114,000	1,201,728	(3)
	USD	5.10%	04/23/48	2,911,000	3,140,241	(2)
					6,709,599

Romania - 0.78%
Republic of Romania:
	EUR	3.38%	02/08/38	3,453,000	3,652,684	(2)
	EUR	4.13%	03/11/39	4,842,000	5,535,074
					9,187,758

Russia - 3.15%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,370	(3)
	USD	4.75%	05/27/26	9,800,000	9,976,400	(2)
	USD	4.25%	06/23/27	7,200,000	7,074,000	(2)
	USD	5.63%	04/04/42	2,600,000	2,808,000	(2)
	USD	5.25%	06/23/47	17,400,000	17,247,750	(2)
					37,173,520

Saudi Arabia - 1.76%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	7,647,000	7,811,410	(3)
	USD	4.50%	04/17/30	1,382,000	1,426,224	(2)
	USD	4.50%	10/26/46	1,296,000	1,246,590	(2)
	USD	5.00%	04/17/49	10,070,000	10,258,813	(2)
					20,743,037

Senegal - 0.43%
Republic of Senegal:
	USD	6.25%	05/23/33	4,100,000	3,905,250	(3)
	USD	6.75%	03/13/48	1,327,000	1,210,888	(3)
					5,116,138

South Africa - 1.53%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,463,750
	USD	4.67%	01/17/24	1,196,000	1,200,485
	USD	4.88%	04/14/26	1,896,000	1,884,150
	USD	4.85%	09/27/27	4,768,000	4,648,919
	USD	4.30%	10/12/28	4,337,000	4,036,121
	USD	5.88%	06/22/30	2,808,000	2,884,167
					18,117,592

Sri Lanka - 1.96%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	341,275	(2)
	USD	6.25%	07/27/21	4,631,000	4,667,330	(2)
	USD	5.88%	07/25/22	6,616,000	6,549,840	(3)
	USD	5.75%	04/18/23	4,790,000	4,663,999	(3)
	USD	6.20%	05/11/27	4,940,000	4,600,597	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Sri Lanka (continued)
Republic of Sri Lanka:(continued)
	USD	6.75%	04/18/28	2,399,000	$2,285,048	(3)
					23,108,089

Suriname - 0.10%
Republic of Suriname	USD	9.25%	10/26/26	1,208,000	1,166,789	(3)

Tunisia - 0.37%
Banque Centrale de Tunisie	EUR	5.63%	02/17/24	4,100,000	4,383,735

Turkey - 2.21%
Hazine Mustesarligi Varlik Kiralama AS	USD	5.80%	02/21/22	9,400,000	9,410,810	(3)
Republic of Turkey:
	USD	6.25%	09/26/22	9,510,000	9,664,537
	USD	7.25%	12/23/23	1,612,000	1,686,555
	USD	5.75%	03/22/24	3,248,000	3,199,280
	USD	6.13%	10/24/28	2,207,000	2,102,168
					26,063,350

Ukraine - 3.93%
Ukraine Government:
	USD	7.75%	09/01/20	1,152,000	1,143,936	(3)
	USD	7.75%	09/01/21	1,353,000	1,333,381	(3)
	USD	7.75%	09/01/22	847,000	827,307	(3)
	USD	7.75%	09/01/22	250,000	244,188	(2)
	USD	7.75%	09/01/23	3,284,000	3,156,745	(2)
	USD	8.99%	02/01/24	2,048,000	2,033,152	(3)
	USD	7.75%	09/01/25	2,278,000	2,129,930	(2)
	USD	7.75%	09/01/25	692,000	647,020	(3)
	USD	7.75%	09/01/26	8,980,000	8,322,215	(3)
	USD	7.75%	09/01/26	2,244,000	2,079,627	(2)
	USD	7.75%	09/01/27	8,728,000	8,018,850	(2)
	USD	7.38%	09/25/32	7,547,000	6,541,362	(3)
	USD	7.38%	09/25/32	2,897,000	2,510,975	(2)
	USD	0.00%	05/31/40	11,408,000	7,379,892	(1)
					46,368,580

Uruguay - 1.64%
Republic of Uruguay	USD	4.38%	10/27/27	18,747,576	19,328,751

Venezuela - 0.66%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	7,212,656	(5)
	USD	9.25%	05/07/28	1,927,000	573,283	(5)
					7,785,939

Zambia - 1.04%
Republic of Zambia:
	USD	5.38%	09/20/22	927,000	727,695	(3)
	USD	5.38%	09/20/22	3,998,000	3,138,430	(2)
	USD	8.50%	04/14/24	10,288,000	8,384,720	(3)
					12,250,845

TOTAL SOVEREIGN DEBT OBLIGATIONS					858,270,965
(Cost $858,425,428)

CORPORATE BONDS - 18.23%
Argentina - 0.30%
Pampa Energia SA	USD	7.50%	01/24/27	1,384,000	1,253,343	(3)
Rio Energy SA	USD	6.88%	02/01/25	2,874,000	2,309,978	(3)
					3,563,321

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Azerbaijan - 0.08%
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	829,000	$921,226

Brazil - 1.44%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,452,777	(3)
Gol Finance, Inc.	USD	7.00%	01/31/25	2,653,000	2,563,461	(3)
JBS Investments GmbH	USD	6.25%	02/05/23	3,032,000	3,077,480	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,942,407	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	406,573	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,799,000	3,694,528	(3)
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	1,842,000	1,876,538	(3)
					17,013,764

Chile - 0.74%
Corp. Nacional del Cobre de Chile	USD	4.38%	02/05/49	6,580,000	6,430,272	(3)
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,342,149	(3)
					8,772,421

China - 1.52%
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	5,904,000	6,183,289
Sinopec Group Overseas Development 2017, Ltd.:
	USD	3.63%	04/12/27	4,435,000	4,349,619	(2)
	USD	3.25%	09/13/27	2,520,000	2,393,367	(2)
Sinopec Group Overseas Development 2018, Ltd.	USD	4.25%	09/12/28	4,953,000	5,072,328	(2)
					17,998,603

Colombia - 0.16%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,846,638	(3)

Ecuador - 0.29%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	992,210	989,461	(1)
Petroamazonas EP	USD	4.63%	02/16/20	2,410,000	2,388,756	(3)
					3,378,217

Ghana - 0.06%
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	717,896	(3)

India - 0.14%
Vedanta Resources PLC:
	USD	6.38%	07/30/22	222,000	209,790	(3)
	USD	6.13%	08/09/24	1,593,000	1,409,805	(3)
					1,619,595

Indonesia - 2.62%
Indo Energy Finance II BV	USD	6.38%	01/24/23	4,228,000	4,212,145	(2)
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,504,877	(3)
	USD	6.53%	11/15/28	200,000	219,500	(3)
	USD	6.76%	11/15/48	2,363,000	2,570,953	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	2,507,000	2,359,714	(3)
	USD	5.63%	08/10/37	395,000	377,701	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,039,722	(2)
	USD	5.63%	05/20/43	4,428,000	4,472,280	(2)
	USD	6.45%	05/30/44	7,649,000	8,514,293	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	49	(6)(7)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	2,804,464	2,751,081	(8)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.): (continued)
	USD	8.00% PIK	12/11/22	1,099,412	$923,204	(8)
					30,945,519

Jamaica - 0.01%
Digicel Group Two, Ltd.	USD	9.13%	04/01/24	546,000	178,815	(3)(8)

Kazakhstan - 2.18%
KazMunayGas National Co. JSC:
	USD	4.75%	04/19/27	5,854,000	5,922,785	(3)
	USD	5.38%	04/24/30	7,011,000	7,282,676	(2)
	USD	6.38%	10/24/48	5,311,000	5,760,470	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	5,607,997	(3)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	1,198,890	(3)
					25,772,818

Macau - 0.07%
Studio City Finance, Ltd.	USD	8.50%	12/01/20	787,000	789,951	(2)

Mexico - 4.41%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,263,555	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	5,559,000	5,426,974	(1)(3)
	USD	3.80%	08/11/26	4,845,000	4,729,931	(1)(2)
Cometa Energia SA de CV	USD	6.38%	04/24/35	4,248,048	4,067,506	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,542,947
	USD	6.88%	08/04/26	11,453,000	11,467,316
	USD	6.50%	03/13/27	2,839,000	2,748,152
	USD	9.50%	09/15/27	1,062,000	1,253,447
	USD	5.35%	02/12/28	9,761,000	8,715,597
	USD	6.50%	06/02/41	1,183,000	1,029,210
	USD	6.38%	01/23/45	8,676,000	7,318,206
	USD	6.75%	09/21/47	1,682,000	1,462,499
					52,025,340

Morocco - 0.20%
OCP SA	USD	6.88%	04/25/44	2,213,000	2,423,235	(3)

Peru - 0.20%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	109,186	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,999,612	2,249,709	(6)
					2,358,895

Saudi Arabia - 0.45%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,306,000	5,306,000	(3)

Singapore - 0.04%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	520,000	475,150

South Africa - 0.50%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	3,461,000	3,450,617	(3)
	USD	7.13%	02/11/25	1,493,000	1,508,975	(3)
	USD	8.45%	08/10/28	834,000	891,338	(3)
					5,850,930

Spain - 0.49%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,690,000	5,746,900	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Thailand - 0.24%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	$2,798,392	(1)(3)(9)

Ukraine - 0.06%
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	691,250	(2)(4)

United Arab Emirates - 0.51%
Abu Dhabi Crude Oil Pipeline	USD	4.60%	11/02/47	6,000,000	6,078,750	(3)

Venezuela - 1.52%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	13,837,082	(2)(5)
	USD	6.00%	11/15/26	3,307,000	756,476	(2)(5)
	USD	5.38%	04/12/27	600,000	138,750	(5)
	USD	9.75%	05/17/35	11,517,000	3,195,968	(2)(5)
					17,928,276

TOTAL CORPORATE BONDS					215,201,902
(Cost $225,810,965)

CREDIT LINKED NOTES - 1.39%
Egypt - 0.95%
Republic of Egypt (Counterparty: Goldman Sachs):
	EGP	0.00%	04/30/19	201,750,000	11,206,976	(6)
					11,206,976

Iraq - 0.44%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	582,950,889	3,582,482	(1)(7)
	JPY	2.86%	01/01/28	266,120,999	1,684,371	(1)(7)
					5,266,853

TOTAL CREDIT LINKED NOTES					16,473,829
(Cost $19,031,467)

SHORT TERM INVESTMENTS - 6.31%
Money Market Mutual Funds - 6.31%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	74,449,803	74,449,803

TOTAL SHORT TERM INVESTMENTS					74,449,803
(Cost $74,449,803)

Total Investments - 98.63%					1,164,396,499
(Cost $1,177,717,663)
Other Assets In Excess of Liabilities - 1.37%					16,188,551	(10)

Net Assets - 100.00%					$1,180,585,050

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of February 28, 2019 was 2.62%

6M US L - 6 Month LIBOR as of February 28, 2019 was 2.69%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2019, the aggregate market value of those securities was $332,548,739, which represents approximately 28.17% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $420,580,259, which represents approximately 35.62% of net assets as of February 28, 2019.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2019.
(5)	Security is in default and therefore is non-income producing.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(8)	Payment-in-kind securities.
(9)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2019	Fund Delivering	U.S. $ Value at February 28, 2019	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	03/11/19	EUR	11,279,406	USD	11,236,834	$42,572
J.P. Morgan Chase & Co.	03/11/19	USD	155,937,310	EUR	155,590,166	347,144
	03/11/19	USD	5,812,347	JPY	5,594,447	217,900
						$607,616
J.P. Morgan Chase & Co.	03/11/19	EUR	18,216,074	USD	18,386,086	$(170,012)
J.P. Morgan Chase & Co.	03/11/19	USD	3,006,408	EUR	3,017,554	(11,146)
						$(181,158)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic Of Ecuador CDS SR 1Y(4)	Credit Suisse First Boston	5.000%	USD	12/20/2019	2.857%	1,200,000	$20,473	$22,546	$43,019
							$20,473	$22,546	$43,019

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(5)	Goldman Sachs & Co.	1.000%	USD	06/20/2023	6.950%	20,920,000	$(4,236,238)	$2,953,731	$(1,282,507)
							$(4,236,238)	$2,953,731	(1,282,507)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Ecuador REGS Sovereign Debt Obligation, USD denominated 7.875% fixed coupon, 01/23/2028 maturity.
(5)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.00% fixed coupon, 02/20/2019 maturity.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 88.74%
Aerospace/Defense - 0.83%
TransDigm, Inc.	USD	6.25%	03/15/26	705,000	$724,388	(1)

Automotive - 1.19%
Allison Transmission	USD	4.75%	10/01/27	520,000	500,500	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	525,000	538,125	(1)
					1,038,625

Building Products - 3.73%
American Woodmark Corp.	USD	4.88%	03/15/26	585,000	573,300	(1)
Griffon Corp.	USD	5.25%	03/01/22	830,000	822,738
Norbord, Inc.	USD	6.25%	04/15/23	485,000	497,731	(1)
Summit Materials	USD	6.13%	07/15/23	40,000	40,000
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	410,000	422,300
TopBuild Corp.	USD	5.63%	05/01/26	450,000	434,250	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	465,000	460,350
					3,250,669

Chemicals - 5.00%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	575,000	573,562	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	815,000	770,142
Element Solutions, Inc.	USD	5.88%	12/01/25	620,000	630,466	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	485,000	491,062	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	333,000	324,259	(1)
Lyond Basel Escrow	USD	0.00%	08/15/15	25,000	0	(2)
Lyondell Chemical Co.	USD	0.00%	08/15/15	945,000	0	(2)
OCI NV	USD	6.63%	04/15/23	660,000	685,575	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	345,000	326,025	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	535,000	557,738	(1)
					4,358,829

Construction Machinery - 0.81%
United Rentals North America, Inc.	USD	6.50%	12/15/26	675,000	706,219

Consumer Products - 2.99%
ACCO Brands Corp.	USD	5.25%	12/15/24	650,000	640,250	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	695,000	681,100	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	485,000	489,850	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	349,500
Spectrum Brands, Inc.	USD	5.75%	07/15/25	375,000	368,906
William Carter	USD	5.63%	03/15/27	75,000	75,000
					2,604,606

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 2.81%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	840,000	$831,600	(1)
Berry Global, Inc.:
	USD	5.13%	07/15/23	205,000	206,025
	USD	4.50%	02/15/26	435,000	412,706	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	510,000	513,733
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	280,000	266,000	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	240,000	220,800	(1)
					2,450,864

Diversified Manufacturing - 0.74%
SPX FLOW, Inc.	USD	5.63%	08/15/24	645,000	648,225	(1)

Drillers/Services - 3.16%
Apergy Corp.	USD	6.38%	05/01/26	390,000	390,975
Nabors Industries, Inc.	USD	5.50%	01/15/23	695,000	655,037
Rowan Cos., Inc.	USD	7.38%	06/15/25	672,000	584,640
SESI LLC:
	USD	7.13%	12/15/21	765,000	711,450
	USD	7.75%	09/15/24	480,000	410,400
					2,752,502

Electric - 3.76%
Calpine Corp.	USD	5.75%	01/15/25	605,000	580,044
Covanta Holding Corp.	USD	5.88%	07/01/25	685,000	685,856
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	573,787	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	750,000	772,500
Vistra Operations Co. LLC	USD	5.63%	02/15/27	645,000	665,963	(1)
					3,278,150

Exploration & Production - 8.30%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	128,000
Antero Resources Corp.	USD	5.00%	03/01/25	420,000	403,200
Diamondback Energy, Inc.	USD	4.75%	11/01/24	575,000	584,344
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	735,000	734,081	(1)
Laredo Petroleum, Inc.:
	USD	5.63%	01/15/22	825,000	785,623
	USD	6.25%	03/15/23	70,000	65,625
Midstates Petroleum Escrow	USD	10.75%	12/31/49	981,000	0	(2)(3)
Murphy Oil Corp.	USD	5.75%	08/15/25	425,000	432,128
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	808,000	809,010
	USD	6.25%	05/01/26	215,000	205,325	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	540,000	522,450
Range Resources Corp.	USD	5.00%	03/15/23	425,000	412,250
SM Energy Co.:
	USD	6.13%	11/15/22	340,000	340,000
	USD	5.63%	06/01/25	135,000	126,900
Southwestern Energy Co.	USD	6.20%	01/23/25	670,000	666,449
Unit Corp.	USD	6.63%	05/15/21	450,000	443,250
Whiting Petroleum Corp.	USD	6.63%	01/15/26	585,000	576,225
					7,234,860

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food and Beverage - 4.24%
B&G Foods, Inc.	USD	5.25%	04/01/25	785,000	$754,024
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	584,000	528,520	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	415,000	411,887	(1)
Dean Foods Co.	USD	6.50%	03/15/23	420,000	319,200	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	360,000	354,600	(1)
	USD	5.75%	03/15/25	360,000	361,800	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	400,000	402,500	(1)
	USD	5.00%	08/15/26	270,000	260,887	(1)
Sigma Holdco BV	USD	7.88%	05/15/26	325,000	299,813	(1)
					3,693,231

Gaming - 3.17%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	330,000	345,262
	USD	6.00%	08/15/26	170,000	174,994
Golden Nugget, Inc.	USD	6.75%	10/15/24	400,000	403,000	(1)
International Game Technology PLC	USD	6.25%	01/15/27	550,000	573,719	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	495,000	519,750	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	730,000	748,250	(1)
					2,764,975

Gas Pipelines - 2.01%
Antero Midstream Partners LP / Antero Midstream Finance Corp.	USD	5.75%	03/01/27	475,000	479,750	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,200,000	1,272,000	(1)
					1,751,750

Healthcare - 5.57%
DaVita, Inc.	USD	5.00%	05/01/25	505,000	489,067
Encompass Health Corp.	USD	5.75%	11/01/24	520,000	527,306
HCA, Inc.:
	USD	5.38%	09/01/26	610,000	627,903
	USD	5.63%	09/01/28	935,000	968,894
Hologic, Inc.	USD	4.38%	10/15/25	370,000	365,375	(1)
Kinetic Concepts, Inc. / KCI USA, Inc.	USD	7.88%	02/15/21	405,000	414,113	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	555,000	443,306	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	695,000	693,263
	USD	6.25%	02/01/27	315,000	324,647	(1)
					4,853,874

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other - 2.94%
AECOM	USD	5.13%	03/15/27	510,000	$486,412
MasTec, Inc.	USD	4.88%	03/15/23	483,000	486,019
Mueller Water Products, Inc.	USD	5.50%	06/15/26	431,000	435,310	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	510,000	503,625
Waste Pro USA, Inc.	USD	5.50%	02/15/26	665,000	648,375	(1)
					2,559,741

Leisure - 1.86%
Cinemark USA, Inc.	USD	4.88%	06/01/23	476,000	477,666
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	615,000	630,375	(1)
Merlin Entertainments PLC	USD	5.75%	06/15/26	490,000	509,272	(1)
					1,617,313

Media Cable - 8.20%
Altice France SA/France	USD	7.38%	05/01/26	625,000	616,169	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	754,000	779,683
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	525,000	516,469	(1)
	USD	5.50%	05/01/26	505,000	516,216	(1)
CSC Holdings LLC	USD	7.75%	07/15/25	550,000	588,500	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,545,000	1,340,287
Quebecor Media, Inc.	USD	5.75%	01/15/23	431,000	448,644
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	400,000	387,000	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	400,000	416,000	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	247,200	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	442,173	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	385,000	396,550	(1)
Ziggo BV	USD	5.50%	01/15/27	465,000	449,888	(1)
					7,144,779

Media Other - 4.61%
AMC Networks, Inc.	USD	4.75%	08/01/25	785,000	765,375
Block Communications, Inc.	USD	6.88%	02/15/25	460,000	477,250	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	540,000	550,962	(1)
Netflix, Inc.	USD	4.88%	04/15/28	595,000	580,869
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	572,125	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	380,000	384,750	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	695,000	681,955	(1)
					4,013,286

Metals/Mining/Steel - 2.00%
Commercial Metals Co.:
	USD	5.75%	04/15/26	355,000	349,675
	USD	5.38%	07/15/27	500,000	469,375
Freeport-McMoRan, Inc.	USD	4.55%	11/14/24	419,000	415,857
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	495,000	507,375
					1,742,282

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Paper/Forest Products - 3.19%
Boise Cascade Co.	USD	5.63%	09/01/24	830,000	$817,550	(1)
Cascades, Inc.	USD	5.50%	07/15/22	757,000	762,677	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	565,000	557,938
Mercer International, Inc.	USD	5.50%	01/15/26	668,000	641,280
					2,779,445

Pharmaceuticals - 3.30%
Bausch Health Cos., Inc.:
	USD	6.50%	03/15/22	180,000	186,750	(1)
	USD	6.13%	04/15/25	585,000	564,525	(1)
	USD	5.88%	05/15/23	660,000	659,175	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	690,000	719,325	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	535,000	414,625	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	374,000	329,120	(1)
					2,873,520

Retail Food/Drug - 1.48%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC, Series WI	USD	6.63%	06/15/24	685,000	688,425
Ingles Markets, Inc.	USD	5.75%	06/15/23	585,000	598,162
					1,286,587

Retail Non Food/Drug - 0.92%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	108,000	(1)
	USD	7.40%	04/01/37	430,000	161,250
Party City Holdings, Inc.	USD	6.63%	08/01/26	535,000	528,313	(1)
					797,563

Satellite - 1.10%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	650,000	641,062
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	345,000	318,263
					959,325

Services Other - 2.55%
Resideo Funding, Inc.	USD	6.13%	11/01/26	515,000	529,162	(1)
Travelport Corporate Finance PLC	USD	6.00%	03/15/26	575,000	613,094	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	700,000	651,875	(1)
West Corp.	USD	8.50%	10/15/25	510,000	423,790	(1)
					2,217,921

Technology - 2.74%
Entegris, Inc.	USD	4.63%	02/10/26	575,000	567,813	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	540,000	552,150
Qorvo, Inc.	USD	5.50%	07/15/26	450,000	460,125	(1)
Seagate HDD Cayman	USD	4.88%	06/01/27	860,000	802,840
					2,382,928

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Textile/Apparel - 1.20%
Hanesbrands, Inc.	USD	4.63%	05/15/24	560,000	$562,184	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	473,000	484,825
					1,047,009

Transportation Non Air/Rail - 0.49%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	235,000	235,294	(1)
	USD	6.75%	08/15/24	190,000	191,662	(1)
					426,956

Wireless - 2.68%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,285,000	1,395,960
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	360,000	385,200
	USD	5.38%	04/15/27	540,000	556,200
					2,337,360

Wirelines - 1.17%
Frontier Communications Corp.	USD	9.00%	08/15/31	735,000	404,250
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	630,000	612,675	(1)
					1,016,925

TOTAL CORPORATE BONDS					77,314,707
(Cost $77,834,925)

BANK LOANS - 8.75%(4)
Automotive - 0.78%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	681,305	680,731

Construction Machinery - 0.39%
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan, Series Tranche B-1 Dollar	USD	1M US L + 2.75%	07/30/24	336,515	336,831

Containers/Packaging - 0.62%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	1M US L + 3.00%	12/29/23	543,055	537,081

Diversified Manufacturing - 0.68%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	588,094	589,564

Financial Other - 0.56%
Financial & Risk US Holdings, Inc. (aka Refinitiv) - Initial Dollar Term Loan	USD	1M US L + 3.75%	10/01/25	500,000	493,073

Food and Beverage - 0.57%
Sigma Holdco B.V. (aka Flora Foods) - Facility B2	USD	3M US L + 3.00%	03/07/25	497,500	493,976

Healthcare - 1.38%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/11/25	735,000	708,930

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare (continued)
RegionalCare Hospital Partners Holdings, Inc. - Term B Loan (First Lien)	USD	3M US L + 4.50%	11/16/25	500,000	$498,594
					1,207,524

Industrial Other - 1.39%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/31/25	536,499	535,828
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	04/01/24	676,186	674,988
					1,210,816

Leisure - 0.53%
Crown Finance US, Inc. (Cineworld Group PLC) - Initial Dollar Tranche Term Loan	USD	1M US L + 2.50%	02/07/25	463,074	460,875

Technology - 1.49%
Avaya, Inc. - Initial Term Loan	USD	1M US L + 4.25%	12/15/24	692,510	693,090
SS&C Technologies Holdings, Inc. - Term B-3 Loan	USD	1M US L + 2.25%	04/16/25	439,738	438,677
SS&C Technologies Holdings, Inc. - Term B-4 Loan	USD	1M US L + 2.25%	04/16/25	168,444	168,038
					1,299,805

Utility Non Electric/Gas - 0.36%
Lightstone Holdco LLC - Refinancing Term B Loan	USD	1M US L + 3.75%	01/30/24	303,508	298,070
Lightstone Holdco LLC - Refinancing Term C Loan	USD	1M US L + 3.75%	01/30/24	16,733	16,433
					314,503

TOTAL BANK LOANS					7,624,779
(Cost $7,638,960)

COMMON/PREFERRED STOCKS - 0.00%(5)
Euronav NV	USD			31	243
Vistra Energy Corp. (TCEH Corp.) Escrow Bond	USD			4,540,167	0	(3)(6)

TOTAL COMMON/PREFERRED STOCKS					243
(Cost $0)

WARRANTS - 0.00%(5)
Exploration & Production - 0.00%(5)
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010	USD			7,843	157

Midstates Petroleum Co., Inc.
expires 04/21/2020, strike price $0.010	USD			3,315	33	(6)

TOTAL WARRANTS					190
(Cost $111)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 0.74%
Money Market Mutual Funds - 0.74%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	646,340	$646,470

TOTAL SHORT TERM INVESTMENTS					646,470
(Cost $646,396)

Total Investments - 98.23%					85,586,389
(Cost $86,120,392)
Other Assets in Excess of Liabilities - 1.77%					1,538,217

Net Assets - 100.00%					$87,124,606

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of February 28, 2019 was 2.49%
3M US L - 3 Month LIBOR as of February 28, 2019 was 2.62%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,114,058, which represents approximately 47.19% of net assets as of February 28, 2019.
(2)	Security is in default and therefore is non-income producing.
(3)	Non-income producing security.
(4)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(5)	Amount represents less than 0.005% of net assets.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 81.62%
Argentina - 0.84%
Republic of Argentina:
	EUR	7.82%	12/31/33	7,901,587	$8,108,372
	EUR	2.26%	12/31/38	990,000	660,917	(1)
					8,769,289

Brazil - 4.82%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	75,782,000	21,105,474
	BRL	10.00%	01/01/23	52,990,000	14,905,487
	BRL	10.00%	01/01/25	48,883,000	13,785,743
	BRL	10.00%	01/01/27	2,113,000	595,978
					50,392,682

Chile - 4.15%
Republic of Chile:
	CLP	4.50%	02/28/21	18,045,000,000	28,021,237
	CLP	4.50%	03/01/21	1,910,000,000	2,965,222
	CLP	4.50%	03/01/26	7,970,000,000	12,429,712
					43,416,171

Colombia - 5.67%
Bogota Distrio Capital	COP	9.75%	07/26/28	29,892,000,000	10,548,619	(2)
Republic of Colombia:
	COP	7.00%	05/04/22	18,760,000,000	6,358,523
	COP	10.00%	07/24/24	34,365,000,000	13,168,046
	COP	7.50%	08/26/26	47,834,000,000	16,486,702
	COP	9.85%	06/28/27	31,977,000,000	12,737,667
					59,299,557

Czech Republic - 2.21%
Czech Republic Government:
	CZK	3.85%	09/29/21	37,570,000	1,757,345
	CZK	2.40%	09/17/25	13,500,000	622,482
	CZK	1.00%	06/26/26	136,250,000	5,705,003
	CZK	0.25%	02/10/27	161,370,000	6,316,391
	CZK	2.75%	07/23/29	73,300,000	3,511,623
	CZK	0.95%	05/15/30	105,420,000	4,163,831
	CZK	4.20%	12/04/36	18,000,000	980,577
					23,057,252

Indonesia - 11.38%
Republic of Indonesia:
	IDR	7.00%	05/15/22	209,400,000,000	14,848,161
	IDR	5.63%	05/15/23	50,290,000,000	3,368,456
	IDR	8.38%	03/15/24	98,460,000,000	7,235,332
	IDR	11.00%	09/15/25	86,142,000,000	7,117,010
	IDR	8.38%	09/15/26	100,675,000,000	7,381,998
	IDR	7.00%	05/15/27	46,200,000,000	3,118,315
	IDR	6.13%	05/15/28	118,622,000,000	7,521,651
	IDR	9.00%	03/15/29	138,792,000,000	10,606,106
	IDR	8.75%	05/15/31	11,100,000,000	828,111
	IDR	8.25%	06/15/32	302,000,000,000	21,553,794
	IDR	7.50%	08/15/32	29,300,000,000	1,971,384
	IDR	6.63%	05/15/33	151,142,000,000	9,374,188
	IDR	8.38%	03/15/34	173,798,000,000	12,635,643

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	8.25%	05/15/36	2,900,000,000	$207,180
	IDR	7.50%	05/15/38	169,050,000,000	11,162,119
					118,929,448

Malaysia - 1.49%
Malaysia Government:
	MYR	3.62%	11/30/21	6,720,000	1,654,410
	MYR	3.96%	09/15/25	18,403,000	4,534,564
	MYR	3.91%	07/15/26	25,380,000	6,253,722
	MYR	3.90%	11/30/26	2,855,000	698,638
	MYR	3.73%	06/15/28	10,020,000	2,417,219
					15,558,553

Mexico - 4.83%
Mexican Bonos:
	MXN	8.00%	12/07/23	32,740,000	1,700,420
	MXN	7.50%	06/03/27	292,120,000	14,596,001
	MXN	7.75%	05/29/31	191,405,000	9,486,764
	MXN	7.75%	11/23/34	121,616,000	5,913,149
	MXN	10.00%	11/20/36	47,726,000	2,795,308
	MXN	7.75%	11/13/42	114,450,000	5,394,252
United Mexican States	USD	3.75%	01/11/28	11,090,000	10,635,310
					50,521,204

Peru - 1.98%
Republic of Peru:
	PEN	6.35%	08/12/28	8,930,000	2,886,996	(3)
	PEN	5.94%	02/12/29	2,490,000	781,069	(3)
	PEN	5.94%	02/12/29	5,600,000	1,756,621	(2)
	PEN	6.95%	08/12/31	18,987,000	6,354,911	(3)
	PEN	6.15%	08/12/32	28,650,000	8,934,722	(3)
					20,714,319

Poland - 11.40%
Republic of Poland:
	PLN	0.00%	07/25/20	107,450,000	27,824,436	(4)
	PLN	1.75%	07/25/21	72,380,000	19,149,454
	PLN	2.50%	01/25/23	51,110,000	13,724,019
	PLN	4.00%	10/25/23	34,160,000	9,747,232
	PLN	3.25%	07/25/25	44,820,000	12,326,418
	PLN	2.50%	07/25/26	18,210,000	4,749,451
	PLN	2.50%	07/25/27	15,330,000	3,963,461
	PLN	2.75%	10/25/29	106,600,000	27,690,251
					119,174,722

Russia - 11.11%
Russian Federation:
	RUB	6.80%	12/11/19	430,600,000	6,505,045
	RUB	6.40%	05/27/20	729,137,000	10,918,807
	RUB	7.60%	04/14/21	713,800,000	10,826,634
	RUB	7.50%	08/18/21	111,490,000	1,683,764
	RUB	7.40%	12/07/22	378,970,000	5,658,971
	RUB	7.00%	08/16/23	410,600,000	6,009,844
	RUB	7.75%	09/16/26	1,306,560,000	19,471,371
	RUB	8.15%	02/03/27	899,971,000	13,711,556
	RUB	7.05%	01/19/28	1,207,038,000	17,090,398
	RUB	8.50%	09/17/31	1,176,492,000	18,165,765
	RUB	7.70%	03/23/33	415,400,000	6,007,643
					116,049,798

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 10.41%
Republic of South Africa:
	ZAR	7.75%	02/28/23	218,530,000	$15,468,451
	ZAR	10.50%	12/21/26	243,159,000	18,975,653
	ZAR	7.00%	02/28/31	333,750,000	19,695,605
	ZAR	6.25%	03/31/36	581,803,000	29,739,212
	ZAR	6.50%	02/28/41	165,140,000	8,252,781
	ZAR	8.75%	02/28/48	260,720,000	16,623,123
					108,754,825

Thailand - 4.71%
Thailand Government:
	THB	2.55%	06/26/20	88,620,000	2,841,402
	THB	1.20%	07/14/21	250,534,949	7,860,875
	THB	3.85%	12/12/25	163,750,000	5,689,646
	THB	2.88%	12/17/28	567,040,000	18,612,246
	THB	4.88%	06/22/29	146,400,000	5,593,442
	THB	3.78%	06/25/32	156,920,000	5,484,043
	THB	4.68%	06/29/44	78,759,000	3,135,850
					49,217,504

Turkey - 5.37%
European Bank for Reconstruction & Development	TRY	28.50%	07/10/19	14,420,000	2,737,227
Inter-American Development Bank	TRY	25.00%	09/28/20	47,871,000	9,611,639
Republic of Turkey:
	TRY	7.40%	02/05/20	32,370,000	5,490,757
	TRY	9.40%	07/08/20	14,910,000	2,496,987
	TRY	10.70%	02/17/21	10,930,000	1,826,359
	TRY	9.50%	01/12/22	7,470,000	1,181,039
	TRY	11.00%	03/02/22	9,820,000	1,612,369
	TRY	10.70%	08/17/22	20,300,000	3,264,656
	TRY	12.20%	01/18/23	41,470,000	6,972,196
	TRY	7.10%	03/08/23	27,463,000	3,835,277
	TRY	10.40%	03/20/24	16,856,600	2,628,786
	TRY	8.00%	03/12/25	4,480,000	608,859
	TRY	11.00%	02/24/27	51,880,000	8,056,670
	TRY	10.50%	08/11/27	38,390,000	5,760,388
					56,083,209

Ukraine - 0.61%
Ukraine Government	USD	0.00%	05/31/40	9,794,000	6,335,788	(5)

Uruguay - 0.64%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	60,782,000	1,865,347	(2)
	UYU	9.88%	06/20/22	83,838,000	2,572,915	(3)
	UYU	8.50%	03/15/28	83,380,000	2,258,155	(3)
					6,696,417

TOTAL SOVEREIGN DEBT OBLIGATIONS					852,970,738
(Cost $920,219,287)

CORPORATE BONDS - 6.66%
Brazil - 0.53%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	20,035,000	5,568,985	(3)

Kazakhstan - 0.16%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	654,250,000	1,652,226	(3)

Mexico - 5.97%
America Movil SAB de CV	MXN	6.00%	06/09/19	371,230,000	19,099,051

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	524,254,300	$ 22,183,657	(2)
	MXN	7.47%	11/12/26	520,590,000	21,116,204
					62,398,912

TOTAL CORPORATE BONDS					69,620,123
(Cost $83,625,407)

SHORT TERM INVESTMENTS - 2.24%
Foreign Treasury Bills - 1.33%
Argentina Treasury Bill	ARS	0.00%	06/28/2019	92,200,000	2,589,045	(4)
Egypt Treasury Bill:
	EGP	0.00%	08/06/2019	155,725,000	8,279,528	(4)
	EGP	0.00%	08/20/2019	55,700,000	2,950,382	(4)
					13,818,955

Money Market Mutual Funds - 0.91%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	9,524,727	9,524,727

TOTAL SHORT TERM INVESTMENTS					23,343,682
(Cost $23,318,597)

Total Investments - 90.52%					945,934,543
(Cost $1,027,163,291)
Other Assets In Excess of Liabilities - 9.48%					99,055,984	(6)

Net Assets - 100.00%					$1,044,990,527

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguay Peso
ZAR	-	South African Rand

(1)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2019.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2019, the aggregate market value of those securities was $36,354,244, which represents approximately 3.48% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $31,009,979, which represents approximately 2.97% of net assets as of February 28, 2019.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(6)	Includes cash which is being held as collateral for forward foreign currency contracts and interest rate swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2019	Fund Delivering	U.S. $ Value at February 28, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	03/27/19	ARS	7,924,230	USD	7,850,399	$73,831
Goldman Sachs & Co.	03/08/19	CZK	5,354,368	USD	5,284,881	69,487
Goldman Sachs & Co.	03/20/19	CLP	10,560,591	USD	10,487,464	73,127
Goldman Sachs & Co.	04/26/19	HUF	34,287,779	USD	34,063,770	224,008
J.P. Morgan Chase & Co.	03/29/19	IDR	5,419,782	USD	5,392,550	27,232
J.P. Morgan Chase & Co.	03/22/19	USD	43,395,344	MXN	42,973,383	421,961
Goldman Sachs & Co.	03/08/19	USD	1,259,030	CZK	1,252,128	6,902
Goldman Sachs & Co.	04/26/19	USD	627,723	HUF	627,584	139
Goldman Sachs & Co.	03/15/19	USD	13,945,358	RUB	13,907,382	37,975
Goldman Sachs & Co.	03/07/19	USD	20,551,941	ZAR	20,190,167	361,774
J.P. Morgan Chase & Co.	03/06/19	USD	26,322,529	BRL	26,156,382	166,147
J.P. Morgan Chase & Co.	04/17/19	USD	9,530,862	THB	9,481,192	49,670
J.P. Morgan Chase & Co.	03/29/19	USD	8,469,342	TRY	8,428,956	40,386
						$1,552,639

J.P. Morgan Chase & Co.	03/27/19	ARS	1,874,282	USD	1,913,292	$(39,010)
Citigroup Global Markets	04/26/19	ARS	8,639,011	USD	8,737,728	(98,717)
J.P. Morgan Chase & Co.	03/06/19	BRL	26,156,382	USD	26,391,764	(235,382)
Goldman Sachs & Co.	03/08/19	BRL	38,268,431	USD	38,360,058	(91,627)
J.P. Morgan Chase & Co.	05/03/19	BRL	26,054,516	USD	26,207,393	(152,878)
J.P. Morgan Chase & Co.	03/08/19	COP	14,108,563	USD	14,140,957	(32,394)
Goldman Sachs & Co.	03/08/19	CZK	26,218,967	USD	26,263,839	(44,872)
Citigroup Global Markets	03/08/19	MXN	32,380,541	USD	32,417,237	(36,697)
Goldman Sachs & Co.	03/15/19	RUB	3,193,078	USD	3,203,272	(10,194)
Goldman Sachs & Co.	03/07/19	ZAR	4,219,687	USD	4,429,586	(209,899)
Citigroup Global Markets	03/29/19	USD	8,016,489	PEN	8,116,972	(100,482)
Goldman Sachs & Co.	03/15/19	USD	20,220,179	RUB	20,740,472	(520,293)
						$(1,572,445)

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$(8,851)	$(8,851)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	(906)	(906)
							$(9,757)	$(9,757)

*	Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

CROSS CURRENCY SWAP CONTRACTS (OVER THE COUNTER)

Fund Receives			Fund Pays
Notional Amount	Notional Currency	Fixed Rate	Notional Amount	Notional Currency	Fixed Rate	Expiration Date	Counterparty	Value	Unrealized Appreciation/ (Depreciation)
218,593,900	MXN	8.670%	11,090,507	USD	3.750%	1/11/2028	Goldman Sachs & Co.	$(366,525)	$(366,525)

Cross currency swaps pay semi-annually.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 3.07%
Argentina - 0.30%
Provincia de Buenos Aires	USD	7.88%	06/15/27	50,000	$39,880	(1)

Bahrain - 1.05%
Kingdom of Bahrain:
	USD	7.00%	10/12/28	65,000	68,900	(1)
	USD	7.50%	09/20/47	66,000	68,722	(1)
					137,622

Qatar - 1.72%
State of Qatar	USD	5.10%	04/23/48	209,000	225,459	(1)

TOTAL SOVEREIGN DEBT OBLIGATIONS					402,961
(Cost $395,126)

CORPORATE BONDS - 95.53%
Algeria - 1.01%
GTH Finance BV	USD	7.25%	04/26/23	125,000	132,969	(1)

Argentina - 5.33%
Cablevision SA	USD	6.50%	06/15/21	99,000	98,081	(2)
Pampa Energia SA:
	USD	7.38%	07/21/23	195,000	186,713	(1)
	USD	7.50%	01/24/27	89,000	80,598	(1)
Rio Energy SA	USD	6.88%	02/01/25	203,000	163,161	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	69,000	65,217	(1)
YPF SA	USD	8.50%	07/28/25	108,000	106,358	(1)
					700,128

Brazil - 9.25%
Adecoagro SA	USD	6.00%	09/21/27	94,000	86,527	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	44,000	47,388	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	112,000	100,689	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	226,000	218,372	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	34,000	33,524	(1)(3)(4)
JBS Investments GmbH	USD	6.25%	02/05/23	142,000	144,130	(1)
JSL Europe SA	USD	7.75%	07/26/24	83,000	84,453	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	166,000	161,435	(1)
Petrobras Global Finance BV:
	USD	6.25%	03/17/24	51,000	54,078
	USD	8.75%	05/23/26	81,000	95,920
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	132,000	134,475	(1)
Vale Overseas, Ltd.:
	USD	6.25%	08/10/26	25,000	26,531
	USD	6.88%	11/21/36	25,000	27,400
					1,214,922

Chile - 2.66%
Colbun SA	USD	4.50%	07/10/24	69,000	70,652	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	57,519	57,671	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.75%	08/01/26	11,000	10,923	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	162,000	158,557	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chile (continued)
VTR Finance BV	USD	6.88%	01/15/24	50,000	$51,750	(1)
					349,553

China - 5.88%
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	195,812	(3)(4)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	191,784
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	261,000	232,290	(2)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	151,000	152,755	(2)(3)(4)
					772,641

Colombia - 6.22%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	133,000	134,330	(1)
Banco de Bogota SA	USD	6.25%	05/12/26	17,000	17,861	(1)
Bancolombia SA	USD	4.88%	10/18/27	62,000	61,729	(3)
Ecopetrol SA:
	USD	5.88%	09/18/23	45,000	48,375
	USD	5.38%	06/26/26	58,000	61,088
	USD	7.38%	09/18/43	76,000	89,300
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	231,000	219,883	(1)
Millicom International Cellular SA:
	USD	6.63%	10/15/26	104,000	108,524	(1)
	USD	5.13%	01/15/28	49,000	46,672	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	30,119	(1)
					817,881

Ghana - 2.56%
Tullow Oil PLC:
	USD	6.25%	04/15/22	272,000	272,340	(1)
	USD	6.25%	04/15/22	64,000	64,080	(2)
					336,420

Guatemala - 0.32%
Energuate Trust	USD	5.88%	05/03/27	44,000	42,083	(1)

Hong Kong - 3.00%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	410,000	394,602	(1)(3)(4)

India - 3.77%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	200,000	182,750
Greenko Dutch BV:
	USD	4.88%	07/24/22	135,000	131,456	(1)
	USD	5.25%	07/24/24	54,000	51,030	(1)
Vedanta Resources PLC:
	USD	6.38%	07/30/22	17,000	16,065	(1)
	USD	7.13%	05/31/23	76,000	72,580	(1)
	USD	6.13%	08/09/24	47,000	41,595	(1)
					495,476

Indonesia - 5.41%
Indo Energy Finance II BV	USD	6.38%	01/24/23	258,000	257,032	(2)
Listrindo Capital BV	USD	4.95%	09/14/26	149,000	141,762	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	185,000	174,131	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	84,436	82,829	(5)
	USD	8.00% PIK	12/11/22	65,511	55,011	(5)
					710,765

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Israel - 1.52%
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	240,000	$200,100

Jamaica - 0.28%
Digicel Group One, Ltd.	USD	8.25%	12/30/22	21,000	14,227	(1)
Digicel Group Two, Ltd.:
	USD	8.25%	09/30/22	20,000	8,500	(1)
	USD	9.13%	04/01/24	42,000	13,755	(1)(5)
					36,482

Kazakhstan - 1.28%
Nostrum Oil & Gas Finance BV:
	USD	8.00%	07/25/22	166,000	97,940	(1)
	USD	7.00%	02/16/25	122,000	70,455	(1)
					168,395

Macau - 3.34%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	104,000	100,100	(1)
Sands China, Ltd.	USD	5.13%	08/08/25	134,000	138,115
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	147,000	147,551	(2)
	USD	7.25%	11/30/21	51,000	52,594	(1)
					438,360

Malaysia - 3.01%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	201,666
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	193,521
					395,187

Mexico - 6.22%
Alfa SAB de CV	USD	5.25%	03/25/24	16,000	16,662	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	197,000	192,124	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	66,000	67,567	(1)
	USD	7.75%	04/16/26	60,000	65,509	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	148,050	141,758	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	110,000	107,376	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	55,085	55,016	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	117,000	113,344	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	50,000	58,187
					817,543

Morocco - 0.78%
OCP SA:
	USD	5.63%	04/25/24	21,000	22,050	(1)
	USD	4.50%	10/22/25	81,000	80,838	(1)
					102,888

Nigeria - 1.52%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	192,000	199,440	(1)

Panama - 1.57%
C&W Senior Financing DAC	USD	7.50%	10/15/26	202,000	206,545	(1)

Peru - 3.45%
BBVA Banco Continental SA	USD	5.00%	08/26/22	51,000	53,301	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	87,000	87,412	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	118,000	114,018	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	97,000	97,606	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Kallpa Generacion SA: (continued)
	USD	4.13%	08/16/27	105,000	$101,378	(1)
					453,715

Philippines - 1.43%
Royal Capital BV	USD	4.88%	Perpetual	200,000	188,239	(3)(4)

Qatar - 1.15%
Ooredoo International Finance, Ltd.:
	USD	3.75%	06/22/26	67,000	66,136	(1)
	USD	3.88%	01/31/28	86,000	84,818	(1)
					150,954

Saudi Arabia - 3.12%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	271,000	271,000	(1)
SABIC Capital II BV	USD	4.50%	10/10/28	104,000	107,094	(1)
Saudi Electricity Global Sukuk Co. 2	USD	5.06%	04/08/43	32,000	31,680	(1)
					409,774

South Africa - 1.79%
Eskom Holdings SOC Ltd.	USD	5.75%	01/26/21	132,000	131,604	(1)
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	103,703	(1)
					235,307

South Korea - 2.36%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	316,000	309,422	(2)

Thailand - 3.11%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	410,000	409,180	(1)(3)(4)

Turkey - 4.09%
Akbank Turk AS:
	USD	6.80%	04/27/28	21,000	19,031	(1)(3)
	USD	6.80%	04/27/28	200,000	181,250	(2)(3)
Turk Telekomunikasyon AS:
	USD	4.88%	06/19/24	120,000	111,900	(1)
	USD	6.88%	02/28/25	98,000	98,123	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	127,710	(1)
					538,014

Ukraine - 4.97%
Metinvest BV	USD	7.75%	04/23/23	262,000	256,105	(1)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	197,500	(2)(6)
Ukraine Railways Via Shortline PLC	USD	9.88%	09/15/21	200,000	200,000	(2)
					653,605

United Arab Emirates - 5.13%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	69,000	67,965	(1)
	USD	4.60%	11/02/47	343,000	347,502	(1)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	26,000	26,764	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	231,531	(3)(4)
					673,762

TOTAL CORPORATE BONDS					12,554,352
(Cost $12,670,171)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 3.45%
Money Market Mutual Funds - 3.45%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	453,943	$454,034

TOTAL SHORT TERM INVESTMENTS					454,034
(Cost $453,981)

Total Investments - 102.05%					13,411,347
(Cost $13,519,278)
Liabilities in Excess of Other Assets - (2.05)%					(269,263)

Net Assets - 100.00%					$13,142,084

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,733,386, which represents approximately 66.45% of net assets as of February 28, 2019.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2019, the aggregate market value of those securities was $1,839,961, which represents approximately 14.00% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2019.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 12.10%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$25,769	(1)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,000	(1)(2)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	106,484	111,740
Series 2016	USD	12M US L + 1.55%	09/01/46	149,164	149,700	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	22,972	23,024	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	24,631	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	93,492	94,780	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	78,044	77,748	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	61,036	59,461
Series 2016-SC01	USD	3.50%	07/25/46	92,567	91,543
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	70,223
Series 2007-LDPX	USD	5.46%	01/15/49	6,114	6,125	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,904	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	162,243	159,742	(1)(3)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	24,501	24,522	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	14,201	14,033	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	6,810	6,826	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	23,750	23,643	(1)
Towd Point Mortgage Trust:
Series 2016-3	USD	2.25%	04/25/56	71,953	70,718	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	31,198	30,437	(1)(2)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	40,627	40,401	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,254,970
(Cost $1,265,627)

CORPORATE BONDS - 41.76%
Aerospace/Defense - 0.45%
Northrop Grumman Corp.	USD	4.03%	10/15/47	50,000	46,872

Automotive - 1.60%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	68,534

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Automotive (continued)
General Motors Financial Co. Inc.	USD	4.35%	04/09/25	50,000	$48,915
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	24,758	(1)
	USD	3.25%	09/20/22	25,000	24,522	(1)
					166,729

Banking - 10.56%
Bank of America Corp., Series L	USD	3.95%	04/21/25	125,000	125,039
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	72,016
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	127,147
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	50,285	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	46,907
Fifth Third Bancorp	USD	3.65%	01/25/24	75,000	75,821
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	100,000	97,996	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	50,513	(2)
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	125,000	109,957	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	48,410
Mizuho Financial Group, Inc.	USD	2.63%	04/12/21	75,000	74,085	(1)
Standard Chartered PLC	USD	3M US L + 1.15%	01/20/23	75,000	75,643	(1)(2)
Synchrony Financial	USD	3.70%	08/04/26	50,000	45,605
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	24,188
UBS Group Funding Switzerland AG	USD	2.65%	02/01/22	75,000	73,541	(1)
					1,097,153

Building Products - 0.42%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	43,074

Chemicals - 0.96%
DowDuPont, Inc.	USD	3.77%	11/15/20	50,000	50,615
Huntsman International LLC	USD	4.50%	05/01/29	50,000	49,280
					99,895

Electric - 3.14%
Berkshire Hathaway Energy Co.	USD	4.45%	01/15/49	50,000	50,422
DTE Energy Co., Series C	USD	3.50%	06/01/24	50,000	49,669
Electricite de France SA	USD	5.00%	09/21/48	100,000	98,555	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	49,565
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	51,675
NSTAR Electric Co.	USD	3.20%	05/15/27	25,000	24,472
					324,358

Exploration & Production - 1.46%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	25,000	28,172
Apache Corp.	USD	5.10%	09/01/40	50,000	47,291
Concho Resources, Inc.	USD	4.30%	08/15/28	50,000	50,445
Eni SpA, Series X-R	USD	4.00%	09/12/23	25,000	25,290	(1)
					151,198

Food and Beverage - 1.03%
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	60,000	55,941

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food and Beverage (continued)
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	50,000	$50,832	(1)
					106,773

Gas Distributors - 0.42%
Sempra Energy	USD	4.00%	02/01/48	50,000	43,648

Gas Pipelines - 2.93%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	50,861
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	50,517
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	49,509
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	51,860
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	54,629
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	46,125
					303,501

Healthcare - 0.48%
CVS Health Corp.:
	USD	4.10%	03/25/25	25,000	25,368
	USD	4.78%	03/25/38	25,000	24,370
					49,738

Leisure - 0.48%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	49,499

Life Insurance - 0.92%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	44,358
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	51,324	(1)(2)
					95,682

Media Cable - 2.25%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	50,000	53,856
Comcast Corp.	USD	4.70%	10/15/48	50,000	52,132
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	47,595	(1)
Fox Corp.	USD	5.58%	01/25/49	75,000	79,496	(1)
					233,079

Media Other - 0.72%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	25,311
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	49,504
					74,815

Metals/Mining/Steel - 0.73%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	47,164	(1)
Newmont Mining Corp.	USD	6.25%	10/01/39	25,000	28,761
					75,925

Non Captive Finance - 1.14%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	68,340

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Non Captive Finance (continued)
GATX Corp.	USD	4.55%	11/07/28	50,000	$50,044
					118,384

Pharmaceuticals - 0.69%
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	71,313

Real Estate Investment Trust (REITs) - 2.42%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	48,804
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	52,061
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	49,868
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	49,473
Welltower, Inc.	USD	3.95%	09/01/23	50,000	50,940
					251,146

Refining - 0.49%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	26,266	(1)
	USD	3.80%	04/01/28	25,000	24,138	(1)
					50,404

Restaurants - 0.47%
McDonald’s Corp.	USD	4.45%	03/01/47	50,000	48,841

Retail Food/Drug - 0.21%
Kroger Co.	USD	4.45%	02/01/47	25,000	22,127

Retail Non Food/Drug - 0.48%
Dollar Tree, Inc.	USD	3.70%	05/15/23	50,000	49,618

Services - Other - 0.93%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	47,210
Amazon.com, Inc., Series WI	USD	3.88%	08/22/37	50,000	49,938
					97,148

Technology - 2.34%
Baidu, Inc.	USD	3.88%	09/29/23	50,000	50,498
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	3.13%	01/15/25	50,000	46,391
Microsoft Corp.	USD	3.45%	08/08/36	25,000	24,305
Oracle Corp.	USD	3.85%	07/15/36	25,000	24,260
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	48,445	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	48,897
					242,796

Transportation Non Air/Rail - 1.17%
FedEx Corp.	USD	4.40%	01/15/47	50,000	45,895
Ryder System, Inc.	USD	3.88%	12/01/23	75,000	75,978
					121,873

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless - 1.16%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	$48,519
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	71,487
					120,006

Wirelines - 1.71%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	49,866
British Telecommunications PLC	USD	4.50%	12/04/23	50,000	51,608
TELUS Corp.	USD	4.60%	11/16/48	25,000	25,118
Verizon Communications, Inc.:
	USD	4.02%	12/03/19	43,445	43,490
	USD	3.38%	02/15/25	7,000	7,006
					177,088

TOTAL CORPORATE BONDS					4,332,684
(Cost $4,377,492)

U.S. TREASURY BONDS/NOTES - 22.74%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	50,196
	USD	2.50%	02/15/46	225,000	200,690
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	392,687
	USD	2.00%	11/15/21	625,000	617,078
	USD	2.75%	02/15/24	250,000	252,534
	USD	2.13%	05/15/25	325,000	316,189
	USD	2.00%	08/15/25	550,000	530,224

TOTAL U.S. TREASURY BONDS/NOTES					2,359,598
(Cost $2,425,651)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 21.24%
FGLMC TBA:
	USD	3.00%	03/13/19	175,000	171,121	(4)
	USD	3.50%	03/13/19	425,000	425,183	(4)
	USD	4.00%	03/13/19	250,000	254,957	(4)
	USD	4.50%	03/13/19	175,000	181,292	(4)
FNMA TBA:
	USD	3.00%	03/13/19	275,000	268,651	(4)
	USD	3.50%	03/13/19	450,000	450,123	(4)
	USD	4.00%	03/13/19	200,000	203,902	(4)
	USD	2.50%	03/18/19	100,000	98,061	(4)
	USD	3.00%	03/18/19	100,000	99,805	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (continued)
	USD	3.50%	03/18/19	50,000	$50,784	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,203,879
(Cost $2,207,963)

SHORT TERM INVESTMENTS - 1.86%
Money Market Mutual Funds - 1.86%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	193,416	193,416

TOTAL SHORT TERM INVESTMENTS					193,416
(Cost $193,416)

Total Investments - 99.70%					10,344,547
(Cost $10,470,149)
Other Assets in Excess of Liabilities - 0.30%					31,416

Net Assets - 100.00%					$10,375,963

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of February 28, 2019 was 2.49%

3M US L - 3 Month LIBOR as of February 28, 2019 was 2.62%

12M US L - 12 Month LIBOR as of February 28, 2019 was 2.86%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,525,546, which represents approximately 14.70% of net assets as of February 28, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2019.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 97.54%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	187,707	$1,631,171	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	671,479	6,560,352	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,221,947	9,628,941	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,032,127	10,362,557	(1)
Stone Harbor Local Markets Fund	USD	N/A	378,501	3,183,196	(1)
				31,366,217

TOTAL OPEN-END FUNDS				31,366,217
(Cost $32,685,498)

SHORT TERM INVESTMENTS - 0.92%
Money Market Mutual Funds - 0.92%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	295,953	296,013

TOTAL SHORT TERM INVESTMENTS				296,013
(Cost $296,013)

Total Investments - 98.46%				31,662,230
(Cost $32,981,511)
Other Assets In Excess of Liabilities - 1.54%				494,144	(2)

Net Assets - 100.00%				$32,156,374

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2019	Fund Delivering	U.S. $ Value at February 28, 2019	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	03/19/19	EUR	318,903	USD	317,401	$1,501
Citigroup Global Markets	03/28/19	EUR	239,365	USD	238,985	379
Citigroup Global Markets	03/11/19	GBP	66,343	USD	64,393	1,950
J.P. Morgan Chase & Co.	04/04/19	AUD	156,143	USD	156,143	–
J.P. Morgan Chase & Co.	03/11/19	EUR	227,629	USD	226,005	1,624
J.P. Morgan Chase & Co.	03/12/19	EUR	307,326	USD	306,358	968
Goldman Sachs & Co.	04/04/19	EUR	159,674	USD	159,674	–
Citigroup Global Markets	03/28/19	USD	79,709	EUR	79,199	510
Citigroup Global Markets	03/04/19	USD	79,692	EUR	79,622	71
J.P. Morgan Chase & Co.	03/06/19	USD	80,213	EUR	79,031	1,182
J.P. Morgan Chase & Co.	03/11/19	USD	335,898	EUR	335,298	601
J.P. Morgan Chase & Co.	03/12/19	USD	306,358	EUR	302,099	4,259
						$13,045
Citigroup Global Markets	03/04/19	EUR	79,622	USD	80,641	$(1,019)
J.P. Morgan Chase & Co.	03/06/19	EUR	79,635	USD	80,213	(578)
Goldman Sachs & Co.	04/04/19	EUR	159,674	USD	159,798	(124)
J.P. Morgan Chase & Co.	04/04/19	USD	156,143	AUD	156,675	(533)
Goldman Sachs & Co.	04/04/19	USD	159,674	EUR	159,807	(133)
Citigroup Global Markets	03/11/19	USD	128,252	GBP	134,675	(6,423)
						$(8,810)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
Euro-Bond Future	Long	20	EUR	3/07/19	3,306,200	$70,102
US 10 Yr Note Future	Short	(93)	USD	6/19/19	(11,346,000)	46,148
						$116,250

Long Gilt Future	Long	5	GBP	06/26/19	628,950	$(9,846)
US Ultra T-Bond Future	Long	2	USD	06/19/19	319,188	(3,242)
						$(13,088)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
CDX.NA.HY.31(4)	Intercontinental Exchange	5.000%	USD	12/20/2023	3.440%	2,817,500	$(175,550)	$203,212	$27,662
							$(175,550)	$203,212	$27,662

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX.NA.IG.31	Intercontinental Exchange	1.000%	USD	12/20/2023	0.600%	1,575,000	$(28,048)	$24,605	$(3,443)
CDX.NA.EM.31	Intercontinental Exchange	1.000%	USD	12/20/2023	1.660%	1,650,000	46,855	(60,225)	(13,370)
							$18,807	$(35,620)	$(16,813)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.73%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,388,852	$13,569,084	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,883,034	15,836,315	(1)
				29,405,399

TOTAL OPEN-END FUNDS				29,405,399
(Cost $27,134,066)

SHORT TERM INVESTMENTS - 0.05%
Money Market Mutual Funds - 0.05%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	13,828	13,831

TOTAL SHORT TERM INVESTMENTS				13,831
(Cost $13,830)

Total Investments - 99.78%				29,419,230
(Cost $27,147,896)
Other Assets In Excess of Liabilities - 0.22%				64,547

Net Assets - 100.00%				$29,483,777

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2019	Fund Delivering	U.S. $ Value at February 28, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	03/15/19	USD	63,819	EUR	63,758	61
						$61
Citigroup Global Markets	03/15/19	USD	164,742	EUR	165,498	(757)
J.P. Morgan Chase & Co.	03/15/19	USD	14,636	EUR	14,687	(51)
						$(808)

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments

February 28, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 69.44%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$46,385	(1)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L + 0.90%	04/15/20	46,518	46,276	(1)(2)
BBCMS Trust 2018-BXH, Series 2018-BXH	USD	1M US L + 1.00%	10/15/20	100,000	99,440	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/19	51,807	51,854	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,000	(1)(2)
CPS Auto Receivables Trust, Series 2018-B	USD	2.72%	12/16/19	25,788	25,774	(1)
DBGS 2018-5BP Mortgage Trust, Series 2018-5BP	USD	1M US L + 0.645%	06/15/20	100,000	98,677	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	32,242	32,315	(1)(2)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L + 0.65%	04/10/31	17,540	17,567	(1)(2)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	24,851	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	100,113	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	74,905
Series 2007-LDPX	USD	5.46%	01/15/49	11,005	11,024	(2)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29	USD	2.92%	06/15/20	41,601	41,543
Mill City Mortgage Loan Trust, Series 2016-1	USD	2.50%	07/25/23	15,222	14,994	(1)(2)
MSCG Trust 2018-SELF, Series 2018-SELF	USD	1M US L + 0.90%	10/15/20	25,000	24,969	(1)(2)
MTRO Commercial Mortgage Trust, Series 2019-TECH	USD	1M US L + 0.90%	12/15/20	50,000	50,121	(1)(2)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	61,224	60,280	(1)(3)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.83%	01/13/24	95,000	97,619	(1)(2)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	42,602	42,099	(1)(2)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	42,090	42,105	(1)(3)
Santander Drive Auto Receivables Trust, Series 2018-1	USD	4.37%	01/15/22	75,000	74,504	(1)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	32,259	32,246	(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	72,560	72,471	(2)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	12,292	12,295	(1)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	99,165	(1)(2)
Towd Point Mortgage Trust:
Series 2016-2	USD	2.75%	12/25/24	15,478	15,215	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	11,992	11,786	(1)(2)
Vericrest Opportunity Loan Trust, Series 2019-NPL2	USD	3.97%	02/25/49	100,000	100,125	(1)(2)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	60,196	60,180	(1)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	81,253	80,802	(1)(3)
VOLT LXX LLC, Series 2018-NPL6	USD	4.12%	09/25/48	92,269	92,469	(1)(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
VOLT LXXIV LLC, Series 2018-NP10	USD	4.58%	11/25/48	48,313	$48,621	(1)
World Financial Network Credit Card Master Trust, Series 2018-B	USD	3.81%	09/15/21	50,000	50,491

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,803,281
(Cost $1,807,207)

COLLATERALIZED LOAN OBLIGATIONS - 8.03%
LSTAR Securities Investment, Ltd.:
Series 2017-5R	USD	1M US L + 2.50%	05/04/19	122,351	121,739	(1)(2)
Series 2017-9	USD	1M US L + 1.55%	12/01/19	86,611	86,639	(1)(2)

TOTAL COLLATERALIZED LOAN OBLIGATIONS					208,378
(Cost $209,008)

SHORT TERM INVESTMENTS - 19.06%
Money Market Mutual Funds - 19.06%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.54%	N/A	494,951	495,050

TOTAL SHORT TERM INVESTMENTS					495,050
(Cost $494,947)

Total Investments - 96.53%					2,506,709
(Cost $2,511,162)
Other Assets in Excess of Liabilities - 3.47%					90,040	(4)

Net Assets - 100.00%					$2,596,749

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of February 28, 2019 was 2.49%
3M US L - 3 Month LIBOR as of February 28, 2019 was 2.62%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,728,979, which represents approximately 66.58% of net assets as of February 28, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2019.
(4)	Includes cash which is being held as collateral for Futures Contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Future	Long	18	USD	6/24/19	2,511,000	$121,476
						$121,476

US 10 Year Note Future	Short	(3)	USD	03/20/19	(365,250)	$(8,097)
						$(8,097)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments

February 28, 2019 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund’s total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2019:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$858,270,965	$–	$858,270,965
Corporate Bonds
Indonesia	–	30,945,470	49	30,945,519
Other	–	184,256,383	–	184,256,383
Credit Linked Notes
Other	–	11,206,976	5,266,853	16,473,829
Short Term Investments	74,449,803	–	–	74,449,803
Total	$74,449,803	$1,084,679,794	$5,266,902	$1,164,396,499

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$607,616	$–	$607,616
Credit Default Swap Contracts	–	43,019	–	43,019
Liabilities
Forward Foreign Currency Contracts	–	(181,158)	–	(181,158)
Credit Default Swap Contracts	–	(1,282,507)	–	(1,282,507)
Total	$–	$(813,030)	$–	$(813,030)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$77,314,707	$–	$77,314,707
Bank Loans	–	7,624,779	–	7,624,779
Common/Preferred Stocks	243	–	0	243
Warrants	157	–	33	190
Short Term Investments	646,470	–	–	646,470
Total	$646,870	$84,939,486	$33	$85,586,389

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$852,970,738	$–	$852,970,738
Corporate Bonds	–	69,620,123	–	69,620,123
Short Term Investments
Foreign Treasury Bills	–	13,818,955	–	13,818,955
Money Market Fund	9,524,727	–	–	9,524,727
Total	$9,524,727	$936,409,816	$–	$945,934,543

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,552,639	$–	$1,552,639
Liabilities
Forward Foreign Currency Contracts	–	(1,572,445)	–	(1,572,445)
Interest Rate Swap Contracts	–	(9,757)	–	(9,757)
Cross Currency Swap Contracts	–	(366,525)	–	(366,525)
Total	$–	$(396,088)	$–	$(396,088)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$402,961	$–	$402,961
Corporate Bonds	–	12,554,352	–	12,554,352
Short Term Investments	454,034	–	–	454,034
Total	$454,034	$12,957,313	$–	$13,411,347

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,254,970	$–	$1,254,970
Corporate Bonds	–	4,332,684	–	4,332,684
U.S. Treasury Bonds/Notes	–	2,359,598	–	2,359,598
U.S. Government Agency Mortgage Backed Securities	–	2,203,879	–	2,203,879
Short Term Investments	193,416	–	–	193,416
Total	$193,416	$10,151,131	$–	$10,344,547

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,366,217	$–	$–	$31,366,217
Short Term Investments	296,013	–	–	296,013
Total	$31,662,230	$–	$–	$31,662,230

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$13,045	$–	$13,045
Futures Contracts	116,250	–	–	116,250
Credit Default Swap Contracts	–	27,662	–	27,662
Liabilities
Forward Foreign Currency Contracts	–	(8,810)	–	(8,810)
Futures Contracts	(13,088)	–	–	(13,088)
Credit Default Swap Contracts	–	(16,813)	–	(16,813)
Total	$103,162	$15,084	$–	$118,246

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$29,405,399	$–	$–	$29,405,399
Short Term Investments	13,831	–	–	13,831
Total	$29,419,230	$–	$–	$29,419,230

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$61	$–	$61
Liabilities
Forward Foreign Currency Contracts	–	(808)	–	(808)
Total	$–	$(747)	$–	$(747)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,803,281	$–	$1,803,281
Collateralized Loan Obligations	–	208,378	–	208,378
Short Term Investments	495,050	–	–	495,050
Total	$495,050	$2,011,659	$–	$2,506,709

Other Financial Instruments**
Assets
Futures Contracts	$121,476	$–	$–	$121,476
Liabilities
Futures Contracts	(8,097)	–	–	(8,097)
Total	$113,379	$–	$–	$113,379

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Security Name	Balance as of May 31, 2018	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 28, 2019	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2019
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$7,809,111	$–	$–	$(1,841)	$(163,269)	$–	$(7,644,001)	$–	$–	$–	$–
Corporate Bonds	50	–	–	–	(1)	–	–	–	–	49	(1)
Credit Linked Notes	6,717,433	106,933	–	(24,264)	(664,038)	–	(869,211)	–	–	5,266,853	(664,038)
	$14,526,594	$106,933	$–	$(26,105)	$(827,308)	$–	$(8,513,212)	$–	$–	$5,266,902	$(664,039)

Investments in Securities	Balance as of May 31, 2018	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2019	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2019
Stone Harbor High Yield Bond Fund
Warrants	$33	$–	$–	$–	$–	$–	$–	$–	$–	$33	$–
Rights	39,364	–	–	(59,802)	62,830	–	(42,392)	–	–	–	–
Common/Preferred Stocks	306,570	–	–	110,779	(110,779)	–	(306,570)	–	–	–	–
	$345,967	$–	$–	$50,977	$(47,949)	$–	$(348,962)	$–	$–	$33	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended February 28, 2019, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2019.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended February 28, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended February 28, 2019 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 28, 2019 in accordance with their investment objectives.. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 28, 2019. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 28, 2019. for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended February 28, 2019. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 28, 2019 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance February 28, 2019	Market Value February 28, 2019	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	93,806	104,632	(10,731)	187,707	$1,631,171	$66,480	($1,513)	($3,673)
Stone Harbor Emerging Markets Debt Fund	663,055	49,443	(41,019)	671,479	6,560,352	315,128	(100,229)	(36,264)
Stone Harbor High Yield Bond Fund	1,360,171	53,525	(191,749)	1,221,947	9,628,941	408,476	256,662	(276,934)
Stone Harbor Investment Grade Fund	1,086,575	16,645	(71,093)	1,032,127	10,362,557	165,051	51,325	(24,444)
Stone Harbor Local Markets Fund	380,064	22,917	(24,480)	378,501	3,183,196	41,066	(76,093)	(15,267)
	3,583,671	247,162	(339,072)	3,491,761	$31,366,217	$996,201	$130,152	($356,582)

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance February 28, 2019	Market Value February 28, 2019	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,375,270	412,959	(399,377)	1,388,852	$13,569,084	$728,321	$4,403	($353,357)
Stone Harbor Local Markets Fund	1,648,261	560,815	(326,042)	1,883,034	15,836,315	201,562	(219,933)	(146,422)
	3,023,531	973,774	(725,419)	3,271,886	$29,405,399	$929,883	($215,530)	($499,779)

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 29, 2019

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

April 29, 2019